As filed with the Securities and Exchange Commission on July 27, 2005

Registration Statement No. 333-124121

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pre-effective Amendment No. 1
to
FORM S-3
REGISTRATION STATEMENT
under
THE SECURITIES ACT OF 1933

FNB FINANCIAL SERVICES, LP
(Exact name of Registrant as specified in its certificate of limited partnership)

Delaware (State or other jurisdiction of incorporation or organization)	6199 (Primary Standard Industrial Classification Code Number)	34-2027567 (I.R.S. Employer Identification No.)

103 FOULK ROAD, SUITE 202
WILMINGTON, DELAWARE 19803
(302) 691-6337

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

ENTITY SERVICES GROUP, LLC #9272016
103 FOULK ROAD, SUITE 200
WILMINGTON, DELAWARE 19803
(302) 654-7584
(Name, address including zip code, and telephone number, including area code, of agent for service)

F.N.B. CORPORATION
(Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	6021 (Primary Standard Industrial Classification Code Number)	25-1255406 (I.R.S. Employer Identification No.)

ONE F.N.B. BOULEVARD
HERMITAGE, PENNSYLVANIA 16148
(724) 981-6000
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

BRIAN F. LILLY
Chief Financial Officer
F.N.B. Corporation
One F.N.B. Boulevard
Hermitage, Pennsylvania 16148
(724) 981-6000
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copy to:
PAUL N. EDWARDS, ESQ.
McDonald Hopkins Co., LPA
600 Superior Avenue, East
Suite 2100
Cleveland, OH 44114
(216) 348-5432

     Approximate date of commencement of proposed sale to the public: from time to time following the effectiveness of this Registration Statement.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

     The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum
Title of Securities	Amount to be	Offering Price Per	Aggregate Offering	Amount of
to be Registered	Registered	Share (1)	Price	Registration Fee

Subordinated Term Notes of FNB	$35,000,000	100%	$35,000,000	—	(1)

Nonnegotiable Subordinated Term Notes, Series 2005	—	—	—	—
Nonnegotiable Subordinated Daily Notes, Series 2005	—	—	—	—
Nonnegotiable Subordinated Special Daily Notes,	—	—	—	—
Series 2005
Subtotal for Nonnegotiable Subordinated Notes	$350,000,000	100%	$350,000,000	—

Totals	$385,000,000	100%	$385,000,000	$2,831.50	(2)

(1)	Represents (a) Term Notes of F.N.B. Corporation which were previously registered on Form S-3, File No. 333-103902 (the “Existing Form S-3”), and which are expected to continue to be offered to existing holders of FNB Term Notes upon renewal of their existing FNB Term Notes pursuant to this Registration Statement and Rule 429 of the Securities Act of 1933 (the “Securities Act”); and (b) $4,119.50 of the $28,315 filing fee previously paid with respect to such prior registration statement which is carrying over to this Registration Statement and which is not required to be paid herewith.

(2)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(f) and (p) under the Securities Act. Under Rule 457(p), $4,045.08, or 14.286% of the $28,315 filing fee previously paid by F.N.B. Corporation for its Registration Statement, File No. 333-103902, filed January 9, 2004, is offset against the currently due total $41,119.50 filing fee associated with this Registration Statement, $34,318.42 of which was previously paid in connection with the filing of a companion Form S-4, File No. 333-122244. See “Explanatory Note” below. Prior to the effectiveness of this Registration Statement, FNB undertakes to terminate its offering pursuant to the Existing Form S-3, and to cause at least $30,000,000 of securities to remain unsold under the Existing Form S-3 (14.286% of the $350,000,000 securities registered pursuant to the Existing Form S-3) at the time such offering is terminated.

Explanatory Note

     The Prospectus accompanying this Registration Statement constitutes a combined prospectus under Rule 429 of the Securities Act of 1933, and has been filed in connection with Pre-effective Amendment No. 1 to a companion Form S-4, File No. 333-122244, filed April 18, 2005, as subsequently amended.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

     The following is a reasonably itemized statement of the expenses incurred and estimated to be incurred in connection with the offering of Notes:

Registration fees	$41,120
Trustee’s fees	20,000	*
Printing	32,000	*
Legal	180,000	*
Accounting	25,000	*
Miscellaneous	15,000	*

Total:	$313,120	*

*Estimates

Item 15. Indemnification of Directors and Officers

     The Delaware Code provides that a limited partnership may, and shall have the power to, indemnify any partner or other person from and against all claims and demands whatsoever.

     FNB Financial Services’ Limited Partnership Agreement provides that it shall indemnify any partner who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such partner is a partner of FNB Financial Services, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such partner in connection with such action, suit or proceeding, if such partner acted in good faith and in a manner such partner reasonably believed to be in or not opposed to the best interests of FNB Financial Services and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The Limited Partnership Agreement further provides that the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the partner did not act in good faith and in a manner which the partner reasonably believed to be in or not opposed to the best interests of FNB Financial Services and, with respect to any criminal action or proceeding, had reasonable cause to believe that such partner’s conduct was unlawful.

     Pursuant to its By-laws, the General Partner is required to indemnify any person who was or is an “authorized representative” of the General Partner (which means a director or officer of the General Partner, or a person serving at the request of the General Partner as a director, officer, or trustee, of another General Partner, partnership, joint venture, trust or other enterprise) and who was or is a “party” (which includes the giving of testimony or similar involvement) or is threatened to be made a party to any “third party proceeding” (which means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the General Partner) by reason of the fact that such person was or is an authorized representative of the General Partner, against expenses (which includes attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such third party proceeding if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the General Partner and, with respect to any criminal third party proceedings (which could or does lead to a criminal third party proceeding) had no reasonable cause to believe such conduct was unlawful. The termination of any third party proceeding by judgment, order, settlement, indictment, conviction or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the authorized representative did not act in good faith and in a manner which said person reasonably believed to be in, or not opposed to, the best interests of the General Partner, and, with respect to any criminal third party proceeding, had reasonable cause to believe that such conduct was unlawful.

     Pursuant to its By-laws, the General Partner is also required to indemnify any person who was or is an authorized representative of the General Partner and who was or is a party or is threatened to be made a party to any “corporate proceeding” (which means any threatened, pending or completed action or suit by or in the right of the General Partner to procure a judgment in its favor or investigative proceeding by the General Partner) by reason of the fact that such person was or is an authorized representative of the General Partner, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such corporate action if such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the General Partner, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person’s duty to the General Partner unless and only to the extent that the Court of Chancery or the court in which such corporate proceeding was pending shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such authorized representative is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     To the extent that an authorized representative of the General Partner has been successful on the merits or otherwise in defense of any third party or corporate proceedings or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith.

     Any indemnification under the provisions of the General Partner’s By-laws summarized above (unless ordered by a court) shall be made by the General Partner only as authorized in the specific case upon a determination that indemnification of the authorized representative is proper in the circumstances because such person has either met the applicable standard of conduct or has been successful on the merits or otherwise and that the amount requested has been actually and reasonably incurred. Such determination shall be made:

     (1) by the Board of Directors of the General Partner by a majority of a quorum consisting of directors who were not parties to such third party or corporate proceedings; or

     (2) if such a quorum is not obtainable, or, even if obtainable, a majority vote of such a quorum so directs, by independent legal counsel in a written opinion; or

     (3) by the stockholders of the General Partner.

     Expenses actually and reasonably incurred in defending a third party or corporate proceeding shall be paid on behalf of an authorized representative by the General Partner in advance of the final disposition of such third party or corporate proceeding upon receipt of an undertaking by or on behalf of the authorized representative to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the General Partner as authorized in this Article.

     The indemnification of authorized representatives, as authorized by the provisions of the General Partner’s By-laws summarized above, shall (1) not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any statute, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in other capacities, (2) continue as to a person who has ceased to be an authorized representative, and (3) inure to the benefit of the heirs, executors, and administrators of such a person.

     The Florida Business Corporation Act, as amended (the “Florida Act”), provides that, in general, a business corporation may indemnify any person who is or was a party to any proceeding (other than an action by, or in the right of, the corporation) by reason of the fact that he or she is or was a director or officer of the corporation, against liability incurred in connection with such proceeding, including any appeal thereof, provided certain standards are met, including that such officer or director acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and provided further that, with respect to any criminal action or proceeding, the officer or director had no reasonable cause to believe his or her conduct was unlawful. In the case of proceedings by or in the right of the corporation, the Florida Act provides that, in general, a corporation may indemnify any person who was or is a party to any such proceeding by reason of the fact that he or she is or was a director or officer of the corporation against expenses and amounts paid in settlement actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof, provided that such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim as to which such person is adjudged liable unless a court of competent jurisdiction determines upon application that such person is fairly and reasonably entitled to indemnity. To the extent that any officers or directors are successful on the merits or otherwise in the defense of any of the proceedings described above, the Florida Act provides that the corporation is required to indemnify such officers or directors against expenses actually and reasonably incurred in connection therewith. However, the Florida Act further provides that, in general, indemnification or advancement of expenses shall not be made to or on behalf of any officer or director if a judgment or other final adjudication establishes that his or her actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

•	a violation of the criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe it was unlawful;

•	a transaction from which the director or officer derived an improper personal benefit;

•	in the case of a director, a circumstance under which the director has voted for or assented to a distribution made in violation of the Florida Act or the corporation’s Articles of Incorporation; or

•	willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

     F.N.B.’s Articles of Incorporation provide that it shall indemnify its directors and officers to the fullest extent permitted by law in connection with any actual or threatened action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (whether brought by or in the right of F.N.B. or otherwise), arising out of their service to F.N.B. to another organization at F.N.B.’s request, or because of their positions with us. The Articles further provide that F.N.B. may purchase and maintain insurance to protect itself and any such director or officer against any liability, cost or expense asserted against or incurred by him in respect of such service, whether or not F.N.B. would have the power to indemnify him against such liability by law or under the provisions of this paragraph.

     F.N.B.’s Bylaws provide that to the fullest extent permitted by law, none of F.N.B.’s directors shall be personally liable for monetary damages for any action taken, or any failure to take any action.

Item 16. Exhibits and Financial Statement Schedules.

     The following exhibits are filed with this Registration Statement.

Exhibit No.	Description of Exhibit
4.1	Articles of Incorporation of F.N.B. Corporation, as amended (incorporated herein by reference to Exhibit 4.1 to the Form 8-K filed by FNB on June 1, 2001)

4.2	Bylaws of F.N.B. Corporation (incorporated herein by reference to Exhibit 4.2 to the Form 8-K filed by FNB on June 1, 2001)

4.3	Certificate of Limited Partnership of FNB Financial Services, LP (incorporated herein by reference to Exhibit 4.3 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

Exhibit No.	Description of Exhibit
4.4	Agreement of Limited Partnership of FNB Financial Services, LP dated as of December 3, 2004, by and between Regency Consumer Financial Services Inc. and FNB Consumer Financial Services Inc. (incorporated herein by reference to Exhibit 4.4 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.5	Form of Indenture dated as of ___, 2005, by and among FNB Financial Services, LP, as Issuer, F.N.B. Corporation, as Guarantor, and J.P. Morgan Trust Company, National Association, as Trustee (incorporated herein by reference to Exhibit 4.5 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.6	Form of FNB Financial Services, LP General Partner Certificate pursuant to the New Indenture (incorporated herein by reference to Exhibit 4.6 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.7	Form of Nonnegotiable Subordinated Term Note, Series 2005, of FNB Financial Services, LP (incorporated herein by reference to Exhibit 4.7 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.8	Form of Nonnegotiable Subordinated Daily Note, Series 2005, of FNB Financial Services, LP (incorporated herein by reference to Exhibit 4.8 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.9	Form of Nonnegotiable Subordinated Special Daily Note, Series 2005, of FNB Financial Services, LP (incorporated herein by reference to Exhibit 4.9 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.10	Form of FNB Financial Services, LP Letter of Transmittal (incorporated herein by reference to Exhibit 4.10 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.11	Form of Agency Agreement dated as of ___, 2005, by and among FNB Financial Services, LP, F.N.B. Corporation, as Guarantor, and Regency Finance Company, as Agent (incorporated herein by reference to Exhibit 4.11 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.12	Form of Guaranty of F.N.B. Corporation dated as of ___ ___, 2005 (incorporated herein by reference to Exhibit 4.12 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

Exhibit No.	Description of Exhibit
4.13	Form of Acceptance of Offer for New Notes (incorporated herein by reference to Exhibit 4.13 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.14	Form of Indenture dated as of May 15, 1992, by and between F.N.B. Corporation and J.P. Morgan Trust Company, National Association, successor trustee to Northern Central Bank, as trustee (incorporated herein by reference to Exhibit 4.7 of FNB’s Registration Statement on Form S-2, File No. 33-45888)

4.15	First Supplemental Indenture, dated as of January 1, 1994, between FNB and the Trustee (incorporated by reference to Exhibit 4.4 of FNB’s Registration Statement on Form S-3, File No. 33-61367)

4.16	Second Supplemental Indenture, dated as of October 30, 2003, between FNB and the Trustee (incorporated by reference to Exhibit 4.1 of FNB’s Form 8-K filed on October 31, 2003)

4.17	Form of Amended and Restated Officers’ Certificate setting forth the terms of FNB’s Daily Notes (incorporated by reference to Exhibit 4.7 of FNB’s Registration Statement on Form S-3, File No. 333-103902)

4.18	Form of Second Officers’ Certificate, dated March 18, 2003, setting forth the terms of FNB’s Term Notes Series 2003 and Special Daily Notes Series 2003 (incorporated by reference to Exhibit 4.8 of FNB’s Registration Statement on Form S-3, File No. 333-103902)

4.19	Specimen of Outstanding Term Note (incorporated herein by reference to Exhibit 4.2 of FNB’s Registration Statement on Form S-3, File No. 333-103902)

4.20	Specimen of Outstanding Daily Note (incorporated herein by reference to Exhibit 4.2 of FNB’s Registration Statement on Form S-3, File No. 333-74737)

5.1	Opinion of Charles C. Casalnova re: legality (incorporated herein by reference to Exhibit 5.1 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

10.1	Form of agreement regarding deferred payment of directors’ fees by First National Bank of Pennsylvania (incorporated by reference to Exhibit 10.1 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993)

10.2	Form of agreement regarding deferred payment of directors’ fees by F.N.B. Corporation (incorporated by reference to Exhibit 10.2 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993)

Exhibit No.	Description of Exhibit
10.3	Form of Deferred Compensation Agreement by and between First National Bank of Pennsylvania and four of its executive officers (incorporated by reference to Exhibit 10.3 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993)

10.4	Employment Agreement between F.N.B. Corporation and Stephen J. Gurgovits (incorporated by reference to Exhibit 10.5 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1998)

10.5	Basic Retirement Plan (formerly the Supplemental Executive Retirement Plan) of F.N.B. Corporation effective January 1, 1992 (incorporated by reference to Exhibit 10.9 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993)

10.6	F.N.B. Corporation 1990 Stock Option Plan as amended effective February 2, 1996 (incorporated by reference to Exhibit 10.10 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1995)

10.7	F.N.B. Corporation Restricted Stock Bonus Plan dated January 1, 1994 (incorporated by reference to Exhibit 10.11 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993)

10.8	F.N.B. Corporation Restricted Stock and Incentive Bonus Plan (incorporated by reference to Exhibit 10.14 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1995)

10.9	F.N.B. Corporation 1996 Stock Option Plan (incorporated by reference to Exhibit 10.15 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1995)

10.10	F.N.B. Corporation Director’s Compensation Plan (incorporated by reference to Exhibit 10.16 of the Corporation’s Form 10-Q for the quarter ended March 31, 1996)

10.11	F.N.B. Corporation 1998 Director’s Stock Option Plan (incorporated by reference to Exhibit 10.14 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1998)

10.12	F.N.B. Corporation 2001 Incentive Plan (incorporated by reference to Exhibit 10.1 of the Corporation’s Form S-8 filed on June 14, 2001)

10.13	Termination of Continuation of Employment Agreement between F.N.B. Corporation and Peter Mortensen (incorporated by reference to Exhibit 10.17 of the Corporation’s Form 10-K for the fiscal year ended December 31, 2001)

12	Ratio of Earnings to Fixed Charges

15.1	Acknowledgement of Ernst & Young LLP dated July 22, 2005 to the Board of Directors of F.N.B. Corporation

Exhibit No.	Description of Exhibit
21.1	Subsidiaries of F.N.B. Corporation (incorporated herein by reference to Exhibit 21.1 of FNB’s Form 10-K for the fiscal year ended December 31, 2004, filed on March 15, 2005)

23.1	Consent of Charles C. Casalnova (contained in Exhibit 5.1) (incorporated herein by reference to Exhibit 23.1 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

23.2	Consent of Ernst & Young LLP

24.1	Power of Attorney for FNB Financial Services, LP (previously filed)

24.2	Power of Attorney for F.N.B. Corporation (previously filed)

25.1	Form T-1 (incorporated herein by reference to Exhibit 25.1 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

Item 17. Undertakings

(a)	The undersigned Registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any Prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of Prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

Provided, however, That paragraphs (a)(l)(i) and (a)(l)(ii) of this section do not apply if the registration statement is on Form S-3 or Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions referred to in Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, State of Delaware, on July 21, 2005.

FNB FINANCIAL SERVICES, LP

By:	Regency Consumer Financial Services Inc., its General Partner
By:	/s/ Donald W. Phillips, Jr.

Donald W. Phillips, Jr., President
(principal executive officer)

By:	/s/ Gary L. Boggs

Gary L. Boggs, Treasurer
(principal financial and accounting officer)

     Pursuant to the requirements of the Securities Act of 1933, the registration statement has been signed by the following persons in the capacities and on the dates indicated.

*	Chairman of the Board and President	July 21, 2005
Donald W. Phillips, Jr.

*	Director	July 21, 2005
Gary L. Boggs

*	Director	July 21, 2005
Karen T. Severino

*By:	/s/ Donald W. Phillips, Jr.

Donald W. Phillips, Jr.

Attorney in Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hermitage, Commonwealth of Pennsylvania, on July 21, 2005.

F.N.B. CORPORATION

By: /s/ Stephen J. Gurgovits

Stephen J. Gurgovits, President and Chief Executive Officer
(principal executive officer)

By: /s/ Brian F. Lilly

Brian F. Lilly, Chief Financial Officer
(principal financial and accounting officer)

     Pursuant to the requirements of the Securities Act of 1933, the registration statement has been signed by the following persons in the capacities and on the dates indicated.

*
	Chairman of the Board	July 21, 2005

Peter Mortensen

/s/ Stephen J. Gurgovits Stephen J. Gurgovits	Director, President and Chief Executive Officer	July 21, 2005

*
	Director	July 21, 2005
William B. Campbell

*
	Director	July 21, 2005

Henry M. Ekker

	Director	July , 2005

Harry F. Radcliffe

*
	Director	July 21, 2005

William J. Strimbu

*
	Director	July 21, 2005

Earl K. Wahl, Jr.

*
	Director	July 21, 2005

Archie O. Wallace

*
	Director	July 21, 2005

Robert B. Goldstein

*
	Director	July 21, 2005

John W. Rose

	Director	July , 2005

David J. Malone

*By:	/s/ Stephen J. Gurgovits

Stephen J. Gurgovits,
Attorney in Fact

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1	Articles of Incorporation of F.N.B. Corporation, as amended (incorporated herein by reference to Exhibit 4.1 to the Form 8-K filed by FNB on June 1, 2001)

4.2	Bylaws of F.N.B. Corporation (incorporated herein by reference to Exhibit 4.2 to the Form 8-K filed by FNB on June 1, 2001)

4.3	Certificate of Limited Partnership of FNB Financial Services, LP (incorporated herein by reference to Exhibit 4.3 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.4	Agreement of Limited Partnership of FNB Financial Services, LP dated as of December 3, 2004, by and between Regency Consumer Financial Services Inc. and FNB Consumer Financial Services Inc. (incorporated herein by reference to Exhibit 4.4 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.5	Form of Indenture dated as of ___ ___, 2005, by and among FNB Financial Services, LP, as Issuer, F.N.B. Corporation, as Guarantor, and J.P. Morgan Trust Company, National Association, as Trustee (incorporated herein by reference to Exhibit 4.5 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.6	Form of FNB Financial Services, LP General Partner Certificate pursuant to the New Indenture (incorporated herein by reference to Exhibit 4.6 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.7	Form of Nonnegotiable Subordinated Term Note, Series 2005, of FNB Financial Services, LP (incorporated herein by reference to Exhibit 4.7 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.8	Form of Nonnegotiable Subordinated Daily Note, Series 2005, of FNB Financial Services, LP (incorporated herein by reference to Exhibit 4.8 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.9	Form of Nonnegotiable Subordinated Special Daily Note, Series 2005, of FNB Financial Services, LP (incorporated herein by reference to Exhibit 4.9 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.10	Form of FNB Financial Services, LP Letter of Transmittal

Exhibit No.	Description of Exhibit
(incorporated herein by reference to Exhibit 4.10 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.11	Form of Agency Agreement dated as of ___ ___, 2005, by and among FNB Financial Services, LP, F.N.B. Corporation, as Guarantor, and Regency Finance Company, as Agent (incorporated herein by reference to Exhibit 4.11 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.12	Form of Guaranty of F.N.B. Corporation dated as of ___ ___, 2005 (incorporated herein by reference to Exhibit 4.12 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.13	Form of Acceptance of Offer for New Notes (incorporated herein by reference to Exhibit 4.13 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

4.14	Form of Indenture dated as of May 15, 1992, by and between F.N.B. Corporation and J.P. Morgan Trust Company, National Association, successor trustee to Northern Central Bank, as trustee (incorporated herein by reference to Exhibit 4.7 of FNB’s Registration Statement on Form S-2, File No. 33-45888)

4.15	First Supplemental Indenture, dated as of January 1, 1994, between FNB and the Trustee (incorporated by reference to Exhibit 4.4 of FNB’s Registration Statement on Form S-3, File No. 33-61367)

4.16	Second Supplemental Indenture, dated as of October 30, 2003, between FNB and the Trustee (incorporated by reference to Exhibit 4.1 of FNB’s Form 8-K filed on October 31, 2003)

4.17	Form of Amended and Restated Officers’ Certificate setting forth the terms of FNB’s Daily Notes (incorporated by reference to Exhibit 4.7 of FNB’s Registration Statement on Form S-3, File No. 333-103902)

4.18	Form of Second Officers’ Certificate, dated March 18, 2003, setting forth the terms of FNB’s Term Notes Series 2003 and Special Daily Notes Series 2003 (incorporated by reference to Exhibit 4.8 of FNB’s Registration Statement on Form S-3, File No. 333-103902)

4.19	Specimen of Outstanding Term Note (incorporated herein by reference to Exhibit 4.2 of FNB’s Registration Statement on Form S-3, File No. 333-103902)

4.20	Specimen of Outstanding Daily Note (incorporated herein by reference to Exhibit 4.2 of FNB’s Registration Statement on Form S-3, File No. 333-74737)

Exhibit No.	Description of Exhibit
5.1	Opinion of Charles C. Casalnova re: legality (incorporated herein by reference to Exhibit 5.1 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

10.1	Form of agreement regarding deferred payment of directors’ fees by First National Bank of Pennsylvania (incorporated by reference to Exhibit 10.1 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993)

10.2	Form of agreement regarding deferred payment of directors’ fees by F.N.B. Corporation (incorporated by reference to Exhibit 10.2 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993)

10.3	Form of Deferred Compensation Agreement by and between First National Bank of Pennsylvania and four of its executive officers (incorporated by reference to Exhibit 10.3 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993)

10.4	Employment Agreement between F.N.B. Corporation and Stephen J. Gurgovits (incorporated by reference to Exhibit 10.5 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1998)

10.5	Basic Retirement Plan (formerly the Supplemental Executive Retirement Plan) of F.N.B. Corporation effective January 1, 1992 (incorporated by reference to Exhibit 10.9 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993)

10.6	F.N.B. Corporation 1990 Stock Option Plan as amended effective February 2, 1996 (incorporated by reference to Exhibit 10.10 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1995)

10.7	F.N.B. Corporation Restricted Stock Bonus Plan dated January 1, 1994 (incorporated by reference to Exhibit 10.11 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993)

10.8	F.N.B. Corporation Restricted Stock and Incentive Bonus Plan (incorporated by reference to Exhibit 10.14 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1995)

10.9	F.N.B. Corporation 1996 Stock Option Plan (incorporated by reference to Exhibit 10.15 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1995)

10.10	F.N.B. Corporation Director’s Compensation Plan (incorporated by reference to Exhibit 10.16 of the Corporation’s Form 10-Q for the quarter ended March 31, 1996)

Exhibit No.	Description of Exhibit
10.11	F.N.B. Corporation 1998 Director’s Stock Option Plan (incorporated by reference to Exhibit 10.14 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 1998)

10.12	F.N.B. Corporation 2001 Incentive Plan (incorporated by reference to Exhibit 10.1 of the Corporation’s Form S-8 filed on June 14, 2001)

10.13	Termination of Continuation of Employment Agreement between F.N.B. Corporation and Peter Mortensen (incorporated by reference to Exhibit 10.17 of the Corporation’s Form 10-K for the fiscal year ended December 31, 2001)

12	Ratio of Earnings to Fixed Charges

15.1	Acknowledgement of Ernst & Young LLP dated July 22, 2005 to the Board of Directors of F.N.B. Corporation

21.1	Subsidiaries of F.N.B. Corporation (incorporated herein by reference to Exhibit 21.1 of FNB’s Form 10-K for the fiscal year ended December 31, 2004, filed on March 15, 2005)

23.1	Consent of Charles C. Casalnova (contained in Exhibit 5.1) (incorporated herein by reference to Exhibit 23.1 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)

23.2	Consent of Ernst & Young LLP

24.1	Power of Attorney for FNB Financial Services, LP (previously filed)

24.2	Power of Attorney for F.N.B. Corporation (previously filed)

25.1	Form T-1 (incorporated herein by reference to Exhibit 25.1 of FNB Financial Services, L.P. and FNB’s Registration Statement on Form S-4, File No. 333-122244)